SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Vista Fund -- Class A Shares
Fiscal period ending: 7/31/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000      $1,000

ERV =  Ending Redeemable Value   $1,283.85 $2,416.95    $3,729.93

T   =  Average Annual
       Total Return              28.39%     19.30%      14.07%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Sales Charge                        %

POP                              $

Yield at POP                         %




      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Vista Fund -- Class B Shares
Fiscal period ending: 7/31/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000      $1,000

ERV =  Ending Redeemable Value   $1,301.38 $2,450.42    $3,642.92

T   =  Average Annual
       Total Return              30.14%     19.63%      13.80%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Sales Charge                       5.0%

POP                              $

Yield at POP                         %








      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Vista Fund -- Class M Shares
Fiscal period ending: 7/31/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000      $1,000

ERV =  Ending Redeemable Value   $1,306.47 $2,411.74    $3,602.18

T   =  Average Annual
       Total Return              30.65%     19.25%      13.67%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Sales Charge                        %

POP                              $

Yield at POP                         %










      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Vista Fund -- Class Y Shares
Fiscal period ending: 7/31/97
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000      $1,000

ERV =  Ending Redeemable Value   $1,364.87 $2,580.11    $3,983.23

T   =  Average Annual
       Total Return              36.49%     20.87%      14.82%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $

Expenses                         $

Reimbursement                    $

Average shares

NAV                              $

Sales Charge                        %

POP                              $

Yield at POP                         %